                                POWER OF ATTORNEY


         I hereby constitute and appoint Maurice W. Worth, Warren C. Jenson and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1998, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of September, 1998.




                                  /s/ Leo F. Mullin
                                  -----------------------------------
                                  Leo F. Mullin
                                  Director
                                  Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Maurice W. Worth, Warren C. Jenson and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1998, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of September, 1998.




                                  /s/ Edwin L. Artzt
                                  -----------------------------------
                                  Edwin L. Artzt
                                  Director
                                  Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Maurice W. Worth, Warren C. Jenson and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1998, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of September, 1998.




                                  /s/ Henry A. Biedenharn, III
                                  -----------------------------------
                                  Henry A. Biedenharn, III
                                  Director
                                  Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Maurice W. Worth, Warren C. Jenson and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1998, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of September, 1998.




                                  /s/ James L. Broadhead
                                  -----------------------------------
                                  James L. Broadhead
                                  Director
                                  Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Maurice W. Worth, Warren C. Jenson and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1998, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of September, 1998.





                                  /s/ Edward H. Budd
                                  -----------------------------------
                                  Edward H. Budd
                                  Director
                                  Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Maurice W. Worth, Warren C. Jenson and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1998, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of September, 1998.




                                  /s/ R. Eugene Cartledge
                                  -----------------------------------
                                  R. Eugene Cartledge
                                  Director
                                  Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Maurice W. Worth, Warren C. Jenson and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1998, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of September, 1998.




                                  /s/ Mary Johnston Evans
                                  -----------------------------------
                                  Mary Johnston Evans
                                  Director
                                  Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Maurice W. Worth, Warren C. Jenson and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1998, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of September, 1998.




                                  /s/ Gerald Grinstein
                                  -----------------------------------
                                  Gerald Grinstein
                                  Director
                                  Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Maurice W. Worth, Warren C. Jenson and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1998, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of September, 1998.




                                  /s/ Jesse Hill, Jr.
                                  -----------------------------------
                                  Jesse Hill, Jr.
                                  Director
                                  Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Maurice W. Worth, Warren C. Jenson and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1998, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of September, 1998.




                                  /s/ Andrew J. Young
                                  -----------------------------------
                                  Andrew J. Young
                                  Director
                                  Delta Air Lines, Inc.